EXHIBIT 21

SUBSIDIARIES OF THE REGISTRANT
Fiscal Year 2002

Ceres Realty Corporation, a wholly-owned subsidiary, was formed under the laws of the State of Missouri.  Ceres Realty Corporation has been included in the Consolidated Financial Statements filed in this registration.

Colorado Boar Stud Real Estate LLC, a wholly-owned subsidiary, was formed under the laws of the State of Minnesota.  Colorado Boar Stud Real Estate LLC been included in the Consolidated Financial Statements filed in this registration.

Double Circle Farm Supply Company, a wholly-owned subsidiary, was formed under the laws of the State of Nevada.  Double Circle Farm Supply Company has been included in the Consolidated Financial Statements filed in this registration.

Equity Country, Inc., a wholly-owned subsidiary, was formed under the laws of the State of Delaware.  Equity Country, Inc. has been included in the Consolidated Financial Statements filed in this registration.

FDL Foods, Inc., a 99%-owned subsidiary, was formed under the laws of the State of Iowa.   FDL Foods, Inc. has been included in the Consolidated Financial Statements filed in this registration.

Farmers Petroleum, Inc., a wholly-owned subsidiary, was formed under the laws of the State of Michigan.  Farmers Petroleum Inc. has been included in the Consolidated Financial Statements filed in this registration.

Farmland Foods, Inc., a 99%-owned subsidiary, was formed under the laws of the State of Kansas. Farmland Foods, Inc. has been included in the Consolidated Financial Statements filed in this registration.

Farmland Foods de Mexico, S.A. de C.V., a 99%-owned subsidiary, was formed under the laws of Mexico, Farmland Foods de Mexico, S.A. de C.V. has been included in the Consolidated Financial Statements filed in this registration.

Farmland-Harvest States, L.L.C., an 80%-owned subsidiary, was formed under the laws of the State of Delaware.  Farmland-Harvest States, L.L.C. has been included in the Consolidated Financial Statements filed in this registration.

Farmland Industrias S.A. de C.V., a wholly-owned subsidiary, was formed under the laws of Mexico.  Farmland Industrias S.A. de C.V. has been included in the Consolidated Financial Statements filed in this registration.

Farmland Industries, Ltd., a wholly-owned subsidiary, was formed under the laws of the United States Virgin Islands.  Farmland Industries, Ltd. has been included in the Consolidated Financial Statements filed in this registration.

Farmland Insurance Agency, a wholly-owned subsidiary, was formed under the laws of the State of Missouri.  Farmland Insurance Agency has been included in the Consolidated Financial Statements filed in this registration.

Farmland International Business, Ltd., a wholly-owned subsidiary, was formed under the laws of the State of Missouri.  Farmland International Business, Ltd. Has been included in the Consolidated Financial Statements filed in this registration.

Farmland National Beef Foreign Sales Corporation, a 71.2%-owned subsidiary, was formed under the laws under the United States Virgin Islands.   Farmland National Beef Foreign Sales Corporation has been included in the Consolidated Financial Statements filed in this registration.

Farmland National Beef Packing Company, L.P., a 71.2%-owned subsidiary, was formed under the laws of the State of Delaware.  National Beef Packing Company, L.P. has been included in the Consolidated Financial Statements filed in this registration.

Farmland Pipe Line Company, a wholly-owned subsidiary, was formed under the laws of the State of Kansas.  Farmland Pipe Line Company has been included in the Consolidated Financial Statements filed in this registration.

Farmland Securities Company, a wholly-owned subsidiary, was formed under the laws of the State of Delaware.  Farmland Securities Company has been included in the Consolidated Financial Statements filed in this registration.

Farmland Transportation, Inc., a wholly-owned subsidiary, was formed under the laws of the State of Missouri.  Farmland Transportation, Inc. has been included in the Consolidated Financial Statements filed in this registration.

Heartland Wheat Growers, Inc., a 80.5%-owned subsidiary, was formed under the laws of the State of Kansas.  Heartland Wheat Growers, Inc. has been included in the Consolidated Financial Statements filed in this registration.

Heartland Wheat Growers, L.P., a 79%-owned subsidiary, was formed under the laws of the State of Kansas.  Heartland Wheat Growers, L.P. has been included in the Consolidated Financial Statements filed in this registration.

Invest Grain, Ltd., a wholly-owned subsidiary, was formed under the laws of the British Virgin Islands.  Invest Grain, Ltd. has been included in the Consolidated Financial Statements filed in this registration.

Kansas City Steak Company, L.L.C., a 71.2%-owned subsidiary, was formed under the laws of the State of Missouri.  Kansas City Steak Company, L.L.C. has been included in the Consolidated Financial Statements filed in this registration.

National Carriers, Inc., a 99%-owned subsidiary, was formed under the laws of the State of Kansas. National Carriers, Inc. has been included in the Consolidated Financial Statements filed in this registration.

NBPCo, L.L.C., a wholly-owned subsidiary, was formed under the laws of the State of Kansas.  NBPCo, L.L.C. has been included in the Consolidated Financial Statements filed in this registration.

NCI LEASING, INC., A 99%-owned subsidiary, was formed under the laws of the State of Kansas.  NCI Leasing, Inc. has been included in the Consolidated Financial Statements filed in this registration.

Northeast Arkansas Oil Company, L.L.C., a wholly-owned subsidiary, was formed under the laws of the State of Arkansas.  Northeast Arkansas Oil Company, L.L.C. has been included in the Consolidated Financial Statements in this registration.

Southern Farmers Association, Inc., a wholly-owned subsidiary, was formed under the laws of the State of Arkansas.  Southern Farmers Association, Inc. has been included in the Consolidated Financial Statements in this registration.

Southern Farm Fish Processors, Inc., a wholly-owned subsidiary, was formed under the laws of the State of Arkansas.  Southern Farm Fish Processors, Inc. has been included in the Consolidated Financial Statements in this registration.

Tradigrain Agricultural Products Trading, LLC, a wholly-owned subsidiary, was formed under the laws of Turkey.  Tradigrain Agricultural Products Trading, LLC has been included in the Consolidated Financial Statements filed in this registration.

Tradigrain del Peru, S.A., a wholly-owned subsidiary, was formed under the laws of Peru.  Tradigrain del Peru S.A. has been included in the Consolidated Financial Statements filed in this registration.

Tradigrain DO Brasil LTDA, a wholly-owned subsidiary, was formed under the laws of Brazil.  Tradigrain DO Brasil LTDA has been included in the Consolidated Financial Statements filed in this registration.

Tradigrain GmbH, a wholly-owned subsidiary, was formed under the laws of Germany.  Tradigrain GmbH has been included in the Consolidated Financial Statements filed in this registration.

Tradigrain LTD., a wholly-owned subsidiary, was formed under the laws of Great Britain.  Tradigrain LTD. has been included in the Consolidated Financial Statements filed in this registration.

Tradigrain S.A., a wholly-owned subsidiary, was formed under the laws of Switzerland.  Tradigrain S.A. of Switzerland has been included in the Consolidated Financial Statements filed in this registration.

Tradigrain S.A., a wholly-owned subsidiary, was formed under the laws of Argentina.  Tradigrain S.A. of Argentina has been included in the Consolidated Financial Statements filed in this registration.

Tradigrain S.A., a wholly-owned subsidiary, was formed under the laws of France.  Tradigrain S.A. of France has been included in the Consolidated Financial Statements filed in this registration.

Tradigrain Shipping S.A., a wholly-owned subsidiary, was formed under the laws of Switzerland.  Tradigrain Shipping S.A. has been included in the Consolidated Financial Statements filed in this registration.

Tradigrain, Inc., a wholly-owned subsidiary, was formed under the laws of the State of Tennessee.  Tradigrain, Inc. has been included in the Consolidated Financial Statements filed in this registration.

Tradigrain Kft Budapest, a wholly-owned subsidiary, was formed under the laws of Hungary.  Tradigrain Kft Budapest has been included in the Consolidated Financial Statements filed in this registration.

Tradigrain Ltd. Moscow, a wholly-owned subsidiary, was formed under the laws of Russia.  Tradigrain Ltd. Moscow has been included in the Consolidated Financial Statements filed in this registration.

Tradigrain Singapore PTE LTD, wholly-owned subsidiary, was formed under the laws of Singapore.  Tradigrain Singapore PTE LTD has been included in the Consolidated Financial Statements filed in this registration.

Tradigrain Ukraine, Ltd., a wholly-owned subsidiary, was formed under the laws of Ukraine.  Tradigrain Ukraine, Ltd. has been included in the Consolidated Financial Statements filed in this registration.

Tradigrain Uruguay S.A., a wholly-owned subsidiary, was formed under the laws of Uruguay.  Tradigrain Uruguay S.A. has been included in the Consolidated Financial Statements filed in this registration.

Triumph Pork Group LLC, a 56%-owned subsidiary, was formed under the laws of the State of Missouri. Triumph Pork Group LLC has been included in the Consolidated Financial Statements filed in this registration.

United Bakeries International, L.L.C., a 99%-owned subsidiary, was formed under the laws of the State of Delaware.  United Bakeries International, L.L.C. has been included in the Consolidated Financial Statements filed in this registration.

Wilfarm, L. L.C., a wholly-owned subsidiary, was formed under the laws of the State of Missouri.  WilFarm, L.L.C. has been included in the Consolidated Financial Statements filed in this registration.